SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE H - SUBSEQUENT EVENTS

Subsequent to March 31, 2012, the Fund has entered into agreements to either sell or transfer interests in one operating limited partnership all of which closed by June 2012. The sales price and other terms for the disposition of the operating limited partnership has been determined. The proceeds received for the operating limited partnership were $32,680. The gain on the sale of these operating limited partnership was $27,680 and was recognized in the first quarter of the fiscal year ended 2013. The Fund also received additional proceeds from six operating limited partnerships that were disposed of in the prior year of $1,235,456 in the first quarter of the fiscal year ended 2013. The payment of the additional proceeds were contingent upon several factors including timely completion of a minor rehabilitation at the property.